POWER OF ATTORNEY

       The person whose signature appears below constitutes and appoints
Maurice Oostenendorp, Rolf Smit, Karl Guha and Arjo Blok, and any of them acting individually, his true and lawful attorney-in-fact for him and in his name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the Registration Statement on Form F-3 of ABN AMRO Bank N.V./Registration Statement on Form S-3 of LaSalle Funding LLC, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorney-in-fact, and any of them acting individually, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them acting individually may lawfully do or cause to be done by virtue hereof.




                                   R.W.J. GROENINK
                                   -------------------------------------
                                   Name: Mr. R.W.J. Groenink
                                   Title: Chairman of the Managing Board

                                POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints
Maurice Oostenendorp, Rolf Smit, Karl Guha and Arjo Blok, and any of them acting individually, his true and lawful attorney-in-fact for him and in his name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the Registration Statement on Form F-3 of ABN AMRO Bank N.V./Registration Statement on Form S-3 of LaSalle Funding LLC, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorney-in-fact, and any of them acting individually, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them acting individually may lawfully do or cause to be done by virtue hereof.




                                   J.M. DE JONG
                                   -----------------------------------
                                   Name: Mr. J.M. de Jong
                                   Title: Member of the Managing Board

                                POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints
Maurice Oostenendorp, Rolf Smit, Karl Guha and Arjo Blok, and any of them acting individually, his true and lawful attorney-in-fact for him and in his name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the Registration Statement on Form F-3 of ABN AMRO Bank N.V./Registration Statement on Form S-3 of LaSalle Funding LLC, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorney-in-fact, and any of them acting individually, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them acting individually may lawfully do or cause to be done by virtue hereof.




                                   J.C.L. KUIPER
                                   -----------------------------------
                                   Name: Mr. J.C.L. Kuiper
                                   Title: Member of the Managing Board

                                POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints
Maurice Oostenendorp, Rolf Smit, Karl Guha and Arjo Blok, and any of them acting individually, his true and lawful attorney-in-fact for him and in his name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the Registration Statement on Form F-3 of ABN AMRO Bank N.V./Registration Statement on Form S-3 of LaSalle Funding LLC, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorney-in-fact, and any of them acting individually, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them acting individually may lawfully do or cause to be done by virtue hereof.




                                   H.Y. SCOTT BARRETT
                                   ------------------------------------
                                   Name: Mr. H.Y. Scott Barrett
                                   Title: Member of the Managing Board

                                POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints
Maurice Oostenendorp, Rolf Smit, Karl Guha and Arjo Blok, and any of them acting individually, his true and lawful attorney-in-fact for him and in his name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the Registration Statement on Form F-3 of ABN AMRO Bank N.V./Registration Statement on Form S-3 of LaSalle Funding LLC, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorney-in-fact, and any of them acting individually, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them acting individually may lawfully do or cause to be done by virtue hereof.


                                   T. DE SWAAN
                                   -----------------------------------
                                   Name: Mr. T. de Swaan
                                   Title: Member of the Managing Board

                                POWER OF ATTORNEY

     The person whose signature appears below constitutes and appoints
Maurice Oostenendorp, Rolf Smit, Karl Guha and Arjo Blok, and any of them acting individually, his true and lawful attorney-in-fact for him and in his name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to the Registration Statement on Form F-3 of ABN AMRO Bank N.V./Registration Statement on Form S-3 of LaSalle Funding LLC, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered thereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorney-in-fact, and any of them acting individually, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them acting individually may lawfully do or cause to be done by virtue hereof.




                                   R.W.E. VAN TETS
                                   -----------------------------------
                                   Name: Mr. R.W.E. van Tets
                                   Title: Member of the Managing Board